UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): May 3, 2023

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Essential Utilities, Inc.
(Exact Name of Registrant Specified in Charter)

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Pennsylvania	001-06659	23-1702594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Essential Utilities, Inc. (the “Company”) was held on May 3, 2023 as a virtual meeting pursuant to the notice sent, on or about March 22, 2023, to all shareholders of record at the close of business on March 6, 2023, the record date for the Annual Meeting. At the Annual Meeting:

1. The following nominees were elected as directors of the Company to serve for one-year terms and until their successors are elected and qualified. The votes received are set forth adjacent to the names below:

Name of Nominee	For	Withheld
Elizabeth B. Amato	191,582,567	5,431,453
David A. Ciesinski	193,575,295	3,438,725
Christopher H. Franklin	186,443,865	10,570,155
Daniel J. Hilferty	193,553,356	3,460,664
Edwina Kelly	194,947,839	2,066,181
W. Bryan Lewis	195,037,600	1,976,420
Ellen T. Ruff	190,037,832	6,976,188
Lee C. Stewart	191,930,699	5,083,321

There were 30,003,933 broker non-votes recorded for each nominee.

2. The advisory vote to approve the compensation paid to the Company’s named executive officers for 2022 as disclosed in the Company’s Proxy Statement for the Annual Meeting was approved by the following vote of shareholders:

For	Against	Abstain
187,215,092	7,792,837	2,006,091

There were 30,003,933 broker non-votes for this proposal.

The results of this advisory vote to approve the compensation paid to the Company’s named executive officers was discussed at the Board meeting held immediately following the Annual Meeting.

3. The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2023 fiscal year was ratified by the following vote of shareholders:

For	Against	Abstain
217,347,952	9,086,609	583,392

There were no broker non-votes for the ratification of the independent registered public accounting firm.

4. The advisory vote on whether the frequency of the advisory vote on the compensation paid to the Company’s named executive officers should be every 1, 2, or 3 years was a follows:

1 Year	2 Years	3 Years	Abstain
191,484,583	842,558	3,008,541	719,442

There were 30,962,829 broker non-votes for this proposal.

At a Board meeting held immediately following the Annual Meeting, the Board adopted the advisory vote of one year for this say on frequency proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENTIAL UTILITIES, INC.

May 3, 2023	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Executive Vice President, General Counsel